EXHIBIT (14)

POWERS OF ATTORNEY

POWER OF ATTORNEY

WITH RESPECT TO

PEOPLES BENEFIT LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS

Know all men by these presents that Larry N. Norman, whose signature appears below, constitutes and appoints Frank A. Camp and Anne M. Spaes, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Peoples Benefit Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

/s/ Larry N. Norman
Larry N. Norman
Executive Vice President and Director Peoples Benefit Life Insurance Company

February 18, 2004

Date

POWER OF ATTORNEY

WITH RESPECT TO

PEOPLES BENEFIT LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS

Know all men by these presents that Brenda K. Clancy, whose signature appears below, constitutes and appoints Frank A. Camp and Anne M. Spaes, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Peoples Benefit Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

/s/ Brenda K. Clancy

Brenda K. Clancy
Director and Vice President Peoples Benefit Life Insurance Company

February 18, 2004

Date

POWER OF ATTORNEY

WITH RESPECT TO

PEOPLES BENEFIT LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS

Know all men by these presents that Brian A. Smith, whose signature appears below, constitutes and appoints Frank A. Camp and Anne M. Spaes, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Peoples Benefit Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

/s/ Brian A. Smith

Brian A. Smith
Director and Vice President Peoples Benefit Life Insurance Company

February 18, 2004

Date

POWER OF ATTORNEY

WITH RESPECT TO

PEOPLES BENEFIT LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS

Know all men by these presents that Craig D. Vermie, whose signature appears below, constitutes and appoints Frank A. Camp and Anne M. Spaes, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Peoples Benefit Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

/s/ Craig D. Vermie

Craig D. Vermie
Director, Secretary, Vice President Peoples Benefit Life Insurance Company

February 18, 2004

Date

POWER OF ATTORNEY

WITH RESPECT TO

PEOPLES BENEFIT LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS

Know all men by these presents that Kathleen M. Modzelewski, whose signature appears below, constitutes and appoints Frank A. Camp and Anne M. Spaes, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Peoples Benefit Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

/s/ Kathleen M. Modzelewski

Kathleen M. Modzelewski
Director and Vice President Peoples Benefit Life Insurance Company

February 18, 2004

Date

POWER OF ATTORNEY

WITH RESPECT TO

PEOPLES BENEFIT LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS

Know all men by these presents that Martha A. McConnell, whose signature appears below, constitutes and appoints Frank A. Camp and Anne M. Spaes, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Peoples Benefit Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

/s/ Martha A. McConnell

Martha A. McConnell
Treasurer Peoples Benefit Life Insurance Company

February 18, 2004

Date